Property, Plant and Equipment, Net	12 Months Ended
Mar. 31, 2023
Property, Plant and Equipment, Net [Abstract]
PROPERTY, PLANT AND EQUIPMENT, NET

NOTE 6 — PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment consist of the following:

	As of March 31,
	2022	2023	2023
	(RMB)	(RMB)	(US$)
Cost
Construction in progress	318,000,074	309,948,621	$45,105,086
Plant and buildings	170,206,987	178,756,490	26,013,430
Machinery and equipment	194,875,303	237,637,928	34,582,116
Electronic equipment	10,107,578	11,117,440	1,617,859
Motor vehicles	2,978,155	3,031,087	441,097
Office equipment and furniture	29,888,526	34,423,995	5,009,531
Leasehold improvements	4,390,980	5,597,019	814,503
Total Cost	730,447,603	780,512,580	113,583,622
Less: accumulated depreciation	(150,402,597)	(178,864,241)	(26,029,112)
Less: asset impairment	(29,891,896)	(29,891,896)	(4,349,998)
Property and equipment, net	550,153,110	571,756,443	$83,204,512

In fiscal 2014, based on an evaluation of the company’s related production plan and conditions of property, plant and equipment, the Company recorded an asset impairment for approximately RMB29.9 million on those property, plant and equipment that could no longer be used for production.

There are no events or changes in circumstances that indicate the carrying amount of an asset may not be fully recoverable by comparing the carrying amount of the assets to the future undiscounted cash flows expected to result from the use of the assets and their eventual disposition.